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                                                                    EXHIBIT 10.5

                                 AMENDMENT NO.3

                                       to

                               PURCHASE AGREEMENT,

                           dated as of April 18, 2003,

                                  by and among

                         WILLIAMS ENERGY SERVICES, LLC,

                     WILLIAMS NATURAL GAS LIQUIDS, INC. and

                                 WILLIAMS GP LLC

                        collectively, as Selling Parties,

                                       and

                             WEG ACQUISITIONS, L.P.
                         a Delaware limited partnership,
                                    as Buyer,

                          for the purchase and sale of

                       (i) all the membership interests of

                                   WEG GP LLC
                      a Delaware limited liability company,

             (ii) all of the Common Units and Subordinated Units of

                          WILLIAMS ENERGY PARTNERS L.P.
                         a Delaware limited partnership

  owned by Williams Energy Services, LLC and Williams Natural Gas Liquids, Inc.

                                       and

                      (iii) all the Class B Common Units of

                          WILLIAMS ENERGY PARTNERS L.P.
                         a Delaware limited partnership

                             dated as of May_, 2004

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                                 AMENDMENT NO.3

                                       TO

                               PURCHASE AGREEMENT

      THIS AMENDMENT NO. 3 TO PURCHASE AGREEMENT (this "AMENDMENT NO. 3") is made and entered into as of this -- day of May 2004, by and among WILLIAMS ENERGY SERVICES, LLC, a Delaware limited liability company ("WES"). WILLIAMS NATURAL GAS LIQUIDS, INC., a Delaware corporation ("WNGL"), and WILLIAMS GP LLC, a Delaware limited liability company (the "OLD COMPANY," and collectively with WES and WNGL, the "SELLING PARTIES"), and MAGELLAN MIDSTREAM HOLDINGS, L.P., formerly WEG Acquisitions, L.P., a Delaware limited partnership ("BUYER").

                              W I T N E S S E I H:

      WHEREAS, the Selling Parties and Buyer entered into the Purchase Agreement, dated as of April 18, 2003 (the "PURCHASE AGREEMENT"), pursuant to which, on the terms and subject to the conditions set forth therein, the Selling Parties agreed to sell, and Buyer has agreed to purchase, at the Closing the Securities (as such terms are defined in the Purchase Agreement); and

      WHEREAS, in accordance with Section 9.8 of the Purchase Agreement, the Selling Parties and Buyer have agreed to enter into this Amendment No. 3 to amend the Purchase Agreement to the extent, and only to the extent, specified below;

      NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and in the Purchase Agreement, the parties hereto agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

      Section 1.1 Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Purchase Agreement.

      Section 1.2 The Purchase Agreement is hereby amended by reducing the Cap provided in Section 8.2 (d)(i) from $175,000,000 to $160,000,000.

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                                   ARTICLE II
                                  MISCELLANEOUS

      SECTION 2.1. SIGNATURES AND COUNTERPARTS. Facsimile transmissions of any signed original document and/or retransmission of any signed facsimile transmission shall be the same as delivery of an original. At the request of Buyer or the Selling Parties, the parties will confirm facsimile transmission by signing a duplicate original document. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same document.

      SECTION 2.2. GOVERNING LAW. This Amendment No. 3 shall be governed by and construed in accordance with the internal and substantive laws of New York and without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction.

      SECTION 2.3. CONTINUATION OF PURCHASE AGREEMENT. To the extent not amended hereby, the Purchase Agreement shall remain in full force and effect.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first above written.

      SELLING PARTIES:           WILLIAMS ENERGY SERVICES, LLC

                                 By:     /s/ Phillip D. Wright
                                      --------------------------------
                                 Name:  Phillip D. Wright
                                 Title: Authorized Signatory

                                 WILLIAMS NATURAL GAS LIQUIDS, INC.

                                 By:     /s/ Phillip D. Wright
                                     ---------------------------------
                                 Name:  Phillip D. Wright
                                 Title: Authorized Signatory

                                 WILLIAMS GP LLC

                                 By: WILLIAMS ENERGY SERVICES, LLC and
                                     WILLIAMS NATURAL GAS LIQUIDS, INC.,
                                    Its Members

                                 By:     /s/ Phillip D. Wright
                                     ---------------------------------
                                 Name:  Phillip D. Wright
                                 Title: Authorized Signatory

      BUYER:                     MAGELLAN MIDSTREAM HOLDINGS, L.P.

                                 By:  MAGELLAN MIDSTREAM MANAGEMENT, LCC
                                 Its General Partner

                                 By:     /s/ Don R. Wellendorf
                                     -------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and CEO